                            SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X]  Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-5(d)(2))

[ ]  Definitive Information Statement

                                 CYCO.NET, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)   Title of each class of securities to which transaction applies:  N/A.

2)   Aggregate number of securities to which transaction applies:  N/A.

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A.

4)   Proposed maximum aggregate value of transaction:  N/A.

5)   Total fee paid:  N/A.

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:  $0.

          2)   Form, Schedule or Registration Statement No.:  N/A

          3)   Filing Party:  N/A

          4)   Date Filed:  N/A

                                 CYCO.NET, INC.
                                  4201 Yale NE
                              Albuquerque, NM 87107
                                 (505) 344-9643

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 19, 2001



Dear Shareholders,

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Cyco.net, Inc. (the "Company"), a Nevada corporation, will be held on Thursday, July 19, 2001,at 6:00 p.m., Mountain Daylight Time, at the offices of the Company: 4201 Yale NE, Albuquerque, NM 87107 (the "Meeting") to consider and act upon the following:

1. To retain the Company's current directors, Richard A. Urrea and Francisco Urrea, Jr., to serve until successors are elected at the next annual meeting of shareholders.

2. To amend the Company's Articles of Incorporation to increase the number of authorized shares of its one mill ($0.001) par value common stock from 30,000,000 shares to 100,000,000 shares, with no change in the rights of such shares.


Shareholders of record at the close of business on June 14 2001 are entitled to notice of and to vote at the Meeting. You are cordially invited to attend. However, this notice is sent to you as a courtesy by management. Proxies are not being solicited because the present management has sufficient votes to approve the above proposals.

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY






By Order of the Board of Directors dated June 14 2001.

/s/ FranciscoUrrea, Jr.
-------------------------------------------
Francisco Urrea, Jr., Chairman of the Board

                                 CYCO.NET, INC.
                                  4201 Yale NE
                              Albuquerque, NM 87107
                                 (505) 344-9643

                              INFORMATION STATEMENT
                       FOR ANNAUL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 19, 2001

PURPOSE.

This Information Statement is furnished in connection with the annual meeting of Cyco.net, Inc.(the "Company"), a Nevada corporation, which will be held on Wednesday, July 19, 2001,at 6:00 p.m. Mountain Daylight Time, at the offices of the Company: 4201 Yale NE, Albuquerque, NM 87107 (the "Meeting"). Certain directors and executive officers of the Company (the "Management"), who collectively own approximately 58.5% of the issued and outstanding shares of the Company's common stock, have indicated their intention to vote in favor of the matters to be submitted to a vote of shareholders at the Meeting.

1. To retain the Company's current directors, Richard A. Urrea and Francisco Urrea, Jr., to serve until successors are elected at the next annual meeting of shareholders.

2. To amend the Company's Articles of Incorporation to increase the number of authorized shares of its one mill ($0.001) par value common stock from 30,000,000 shares to 100,000,000 shares, with no change in the rights of such shares.


The accompanying Notice of Annual Meeting of Shareholders and this Information Statement are first being mailed to shareholders on or about June 29, 2001. Copies of the Company's annual report, included in the Form 10-KSB for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission, has been included in this mailing.


PROCEDURE FOR APPROVAL.

The Nevada Revised Statutes (the "Nevada Law") requires the approval of a majority of the voting power present at a meeting at which a quorum is present to amend the Company's Articles of Incorporation. The Nevada Law requires the approval of a plurality of the voting power in attendance at a meeting at which a quorum is present for the election of directors. See the caption "Voting Procedures," herein.

The Management of the Company, who collectively own approximately 58.5% of the issued and outstanding voting securities of the Company, has indicated their intention to vote in favor or each of the matters discussed above. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. See the caption "Voting Securities and Principal Holders Thereof," herein.

DISSENTERS' RIGHTS OF APPRAISAL.

The Nevada Law does not provide any dissenters' rights with respect to the election of directors and the amendment to the Company's Articles of Incorporation as set forth above. Therefore, no dissenter's rights of appraisal will be given in connection with these matters.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF.

As of June 14 2001, which is the record date for the Meeting, a total of 26,946,419 shares of common stock were outstanding; such shares are entitled to a total of 26,946,419 votes on the above-referenced matters.

As of the record date, the Management of the Company (i.e., Richard Urrea, Daniel Urrea, Brent Wolford, Matthew Urrea, and Francisco Urrea, Jr.), collectively beneficially own 15,752,000 of the Company's currently outstanding shares, or approximately 58.5% of such shares.

The following table sets forth the shareholdings of the Company's directors and executive officers and those persons who owned more than 5% of the Company's common stock as of June 14 2001:

       (1)          (2)                             (3)                         (4)
       Title of     Name and Address                Amount and Nature of        Percent of
       Class        Of Beneficial Owner             Beneficial Owner            Class
       ---------    -------------------             ----------------            ----------
                    *Richard Urrea                  4,246,000 $0.001 Par        15.8
       Common       600 Alcalde SW #4D
                    Albuquerque, NM 87104

                    *Daniel Urrea                   4,246,000 $0.001 Par        15.8
       Common       3009 Charleston NE
                    Albuquerque, NM 87110

                    *Brent Wolford                  2,580,000 $0.001 Par        9.6
       Common       2601 Silver Avenue SE #8
                    Albuquerque, NM 87106

                    *Matthew Urrea                  2,496,000 $0.001 Par        9.3
       Common       2213 Matthew NW
                    Albuquerque, NM 87110

                    Nunzio P De Santis              2,496,000 $0.001 Par        9.3
       Common       600 Central Ave. SW, 3rd Floor
                    Albuquerque, NM 87102

                    *Francisco Urrea Jr.            2,184,000 $0.001 Par        8.1
       Common       3009 Charleston NE
                    Albuquerque, NM 87110

                    Con Queso, LLC                  1,353,600 $0.001 Par        5.0
       Common       P.O. Box 7460
                    Albuquerque, NM 87194

                    *No. Shares & % owned by        Total shares                58.5
                    directors & officers as a       15,752,000
                    whole

VOTING PROCEDURES.

Under the Nevada Law, the presence of a majority of the shares of the Company's voting stock entitled to vote at a meeting of the Company' shareholders is required to constitute a quorum for the transaction of business. If a quorum exists, matters submitted to a vote of shareholders will be approved if the votes cast in favor of the action exceed the votes cast against the action.

If a quorum is present at the Meeting, the two nominees for election to the Board of Directors who receive the plurality of votes cast for the election of directors by the shares present will be elected directors. Each shareholder will be entitled to one vote for each share of common stock held and will not be entitled to cumulate votes in the election of directors.

PROPOSALS OF SECURITY HOLDERS.

No security holder who is entitled to vote at the Meeting has submitted to the Company any proposal for action at the Meeting.